UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2013

VERA BRADLEY, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or Other Jurisdiction

of Incorporation)

001-34918	27-2935063
(Commission File Number)	(IRS Employer Identification No.)

2208 Production Road, Fort Wayne, Indiana	46808
(Address of Principal Executive Offices)	(Zip Code)

(877) 708-8372

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Vera Bradley Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending February 1, 2014.

As a result of this process on January 29, 2013, the Audit Committee appointed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014, and dismissed PricewaterhouseCoopers LLP (“PwC”) from that role, effective as of the date of PwC’s completion of the audit services for the fiscal year ending February 2, 2013 and the filing of the Company’s 2013 Annual Report on Securities and Exchange Commission Form 10-K.

PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended January 28, 2012 and January 29, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of PwC on the effectiveness of internal control over financial reporting as of January 28, 2012 and January 29, 2011 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended January 28, 2012 and January 29, 2011, and the subsequent interim period through January 29, 2013, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”). The Company requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of PwC’s letter dated January 31, 2013 is attached as Exhibit 16.1 hereto.

During the fiscal years ended January 28, 2012 and January 29, 2011, and the subsequent interim period through January 29, 2013, neither the Company nor anyone acting on its behalf has consulted with Ernst & Young with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1    Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Bradley, INC.

Date: January 31, 2013	By:	/s/ Kevin J. Sierks
Kevin J. Sierks
Vice President – Controller, Chief Accounting Officer and Interim Chief Financial Officer

Exhibit Index

16.1    Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 31, 2013